Exhibit 10.20

EXECUTION VERSION

FOURTH AMENDMENT dated as of March 13, 2013 (this “Amendment”), to the CREDIT AGREEMENT dated as of September 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GFI SOFTWARE S.A. (formerly known as GFI SOFTWARE S.À R.L.), a société anonyme having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B147127 (“Holdings”), TV GFI HOLDING COMPANY S.À R.L., a société à responsabilité limitée having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B156413 (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, Holdings and the Borrower have requested that the Lenders agree to amend the Credit Agreement to permit the consummation of the ThreatTrack Transactions (as defined herein) thereunder;

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment.  As of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) By adding the following defined terms to Section 1.01 thereof in the appropriate alphabetical order:

“5Nine Guarantee” means the guarantee of the performance of ThreatTrack’s obligations under the 5Nine Promissory Note by each of the shareholders of ThreatTrack, entered into pursuant to the ThreatTrack SPA.

“5Nine Promissory Note” means a promissory note in the aggregate principal amount of $4,000,000 issued by ThreatTrack in favor of Iapetos pursuant to the ThreatTrack SPA.

“5Nine Shares” means the 4,600,000 shares of common stock, par value $0.01 per share, of 5Nine Software, Inc., a Delaware corporation, representing all of such shares that are owned by Iapetos as of the date of the ThreatTrack Transactions.

“GFI USA” means GFI USA Holding Company, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Holdings.

“Iapetos” means Iapetos Holding GMBH, a German limited liability company and an indirect, wholly owned subsidiary of Holdings.

“ThreatTrack” means ThreatTrack Security Holdings, Inc., a Delaware corporation.

“ThreatTrack Ancillary Agreements” means all of the written contracts, instruments, assignments and other arrangements (other than the ThreatTrack SPA), and any other documents contemplated thereby, entered into in connection with the transactions contemplated by the ThreatTrack SPA, including the ThreatTrack Guarantees and the ThreatTrack Notes (it being understood that any such arrangements establishing ongoing, non-transitional commercial relationships on terms comparable to those that could be obtained in an arms’-length transaction with an unrelated third party shall not be deemed “ThreatTrack Ancillary Agreements” for purposes of this Amendment).

“ThreatTrack Guarantees” means (a) the VIPRE Guarantee and (b) the 5Nine Guarantee.

“ThreatTrack Investments” means (a) investment in the ThreatTrack Notes pursuant to the ThreatTrack SPA, (b) the settlement and contribution of intercompany receivables, payables and loans as contemplated by Section 6.4 of the ThreatTrack SPA and (c) the continuation of coverage of VIPRE and its subsidiaries under third party insurance policies of Holdings and the Subsidiaries as contemplated by Section 6.7(b) of the ThreatTrack SPA.

“ThreatTrack Notes” means (a) the VIPRE Promissory Note and (b) the 5Nine Promissory Note.

“ThreatTrack SPA” means the Stock Purchase Agreement, to be dated on or about March 20, 2013, by and among GFI USA, Iapetos and ThreatTrack.

“ThreatTrack Transactions” means (a) the assignment and transfer by GFI USA or its Affiliates of the patents set forth on Schedule I to the Threatrack SPA to VIPRE, (b) the sale by GFI USA of all the issued and outstanding capital stock of VIPRE to ThreatTrack and (c) the sale by Iapetos of the 5Nine Shares to ThreatTrack, in each case pursuant to the ThreatTrack SPA.

“VIPRE” means GFI Software (Florida) Inc., a Florida corporation and a wholly owned Subsidiary of GFI USA.

“VIPRE Guarantee” means the guarantee of the performance of ThreatTrack’s obligations under the VIPRE Promissory Note by each of the shareholders of ThreatTrack, entered into pursuant to the ThreatTrack SPA.

“VIPRE Promissory Note” means a promissory note in the aggregate principal amount of at least $22,400,000 issued by ThreatTrack in favor of GFI USA pursuant to the ThreatTrack SPA.

(b) by replacing “and” after clause (n) of Section 6.04 thereof with a comma and inserting the following immediately after clause (o) thereof:

“and (p) the ThreatTrack Investments.”

(c) by replacing “and” after clause (h) of Section 6.05 thereof with a comma and inserting the following immediately after clause (i) thereof:

“and (j) the ThreatTrack Transactions, provided that (i) the ThreatTrack Transactions shall be on terms not less favorable to the Lenders in any material respect than those set forth in the form of the ThreatTrack SPA and the ThreatTrack Ancillary Agreements provided to the Administrative Agent and posted by the Administrative Agent for review by the Lenders prior to the Amendment Effective Date, (ii) the cash contributed by GFI USA to VIPRE and its subsidiaries in contemplation of the ThreatTrack Transactions shall not exceed $5,000,000, (iii) no Default shall have occurred and be continuing, (iv) Holdings and the Borrower shall be in compliance with the covenants set forth in Sections 6.12 and 6.13 as of the end of the fiscal quarter of Holdings most recently ended on or prior to the date of consummation of the ThreatTrack Transactions, giving pro forma effect thereto as if such transactions had occurred on the first day of the period of four consecutive fiscal quarters ending with such quarter, and (v) Holdings shall have delivered to the Administrative Agent a certificate of a Financial Officer of Holdings certifying that all the requirements set forth in this clause (j) have been satisfied with respect thereto, together with reasonably detailed calculations demonstrating satisfaction of the requirements set forth in subclause (iv) above.”

(d) by replacing “and” after clause (f) of Section 6.09 thereof with a comma and inserting the following immediately after clause (g) thereof:

“and (h) transactions pursuant to the ThreatTrack SPA; provided that Holdings, the Borrower and the other Subsidiaries shall enforce their rights and remedies under the ThreatTrack SPA and the ThreatTrack Ancillary Agreements in a manner that it would do in an arms’-length transaction with an unrelated third party”.

(e) by amending and restating Section 6.11 thereof in its entirety as follows:

“None of Holdings, the Borrower or any other Subsidiary will amend, modify or waive any of its rights under (including, in the case of any ThreatTrack Note, by reducing, forgiving or otherwise discharging any amount payable thereunder) (a) any agreement or instrument governing or evidencing any Material Indebtedness or Equity Subordinated Loans, (b) the ThreatTrack SPA or any ThreatTrack Ancillary Agreement or (c) its certificate of incorporation, bylaws or other organizational documents, in each case to the extent such amendment, modification or waiver could reasonably be expected to be adverse in any material respect to the Lenders.”

SECTION 3. Representations and Warranties.  Holdings and the Borrower hereby represent and warrant to the Lenders and the Administrative Agent that, after giving effect to the amendments provided for herein:

(a) Upon the consummation of the ThreatTrack Transactions, the property and assets of VIPRE and its subsidiaries will consist solely of those relating to their businesses as they are conducted immediately prior to the Amendment Effective Date and, except as expressly contemplated by the ThreatTrack SPA, none of Holdings or any of its Subsidiaries have made any contribution of property or assets to VIPRE or any of its subsidiaries other than in the ordinary course of business and not in contemplation of the ThreatTrack Transactions or any other similar sale or other transfer.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct (i) in the case of the representations qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, with the same effect as if made on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was so true and correct on and as of such prior date.

(c) As of the Amendment Effective Date, no Default or Event of Default will have occurred and be continuing.

SECTION 4. Effectiveness.  (a) This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(i) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent and Lenders representing the Required Lenders.

(ii) The Administrative Agent shall have received a copy of the ThreatTrack SPA and all the ThreatTrack Ancillary Agreements, other than those which are neither material to the terms and conditions of the ThreatTrack Transactions or the ThreatTrack Investments nor material to Holdings or its

Subsidiaries, in each case certified by a Financial Officer of Holdings as being complete and correct. The terms and conditions of the ThreatTrack SPA, the ThreatTrack Guarantees and the ThreatTrack Notes shall be substantially identical to the forms thereof provided to the Administrative Agent and posted by the Administrative Agent for review by the Lenders prior to the Amendment Effective Date.

(iii) The Administrative Agent shall have received the annual financial projections (which shall be presented on a quarterly basis) for Holdings and its consolidated Subsidiaries for the 2013 calendar year, prepared after giving effect to the ThreatTrack Transactions.

(iv) The Administrative Agent shall have received payment, in immediately available funds, from the Borrower of all expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement or Section 8 hereof.

SECTION 5. Effect of Amendment and Restatement; No Novation.  (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in any other Loan Document to the “Credit Agreement”, shall be deemed to be a reference to the Credit Agreement as amended hereby.

(c) The Administrative Agent and the Lenders acknowledge that, in accordance with Section 9.14 of the Credit Agreement, upon consummation of the sale by GFI USA of all the issued and outstanding capital stock of VIPRE to ThreatTrack as contemplated by the ThreatTrack SPA and permitted by the Credit Agreement (i) VIPRE shall automatically be released from its obligations under the Loan Documents, (ii) the security interests created by VIPRE under the Security Documents in Collateral owned by VIPRE shall automatically be released and (iii) the capital stock of VIPRE shall be transferred to ThreatTrack free and clear of any Lien created under the Security Documents.

SECTION 6. Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Expenses.  Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 9. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

GFI SOFTWARE S.A.,

by:	/s/ Ingo Bednarz
	Name:	Ingo Bednarz
	Title:	Director

TV GFI HOLDING COMPANY S.À R.L.,

by:	/s/ Walter Scott
	Name:	Walter Scott
	Title:	Class A Manager

by:	/s/ Paul Goodridge
	Name:	Paul Goodridge
	Title:	Class A Manager

by:	/s/ Ingo Bednarz
	Name:	Ingo Bednarz
	Title:	Class B Manager

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:	/s/ Justin Kelley
	Name:	Justin Kelley
	Title:	Vice President

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution: Bank of Montreal

by	/s/ Andy McClinton
Name:	Andy McClinton
Title:	Managing Director

For any Lender requiring a second signature block:

by	/s/ Lisa Rodriguez
Name:	Lisa Rodriguez
Title:	Associate General Counsel

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Vice President

By:	/s/ Wei-Jen Yuan
Name:	Wei-Jen Yuan
Title:	Associate

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

GoldenTree Capital Solutions Fund Financing

By GoldenTree Asset Management, LP

/s/ Karen Weber
Authorized Signatory
Name:	Karen Weber
Title:	Director, Bank Debt

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

GoldenTree Capital Solutions Offshore Fund Financing

By GoldenTree Asset Management, LP

/s/ Karen Weber
Authorized Signatory
Name:	Karen Weber
Title:	Director, Bank Debt

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

GoldenTree Loan Opportunities III, Ltd.

By GoldenTree Asset Management, LP

/s/ Karen Weber
Authorized Signatory
Name:	Karen Weber
Title:	Director, Bank Debt

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

GoldenTree Loan Opportunities IV, Ltd.

By GoldenTree Asset Management, LP

/s/ Karen Weber
Authorized Signatory
Name:	Karen Weber
Title:	Director, Bank Debt

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

GoldenTree Loan Opportunities V, Ltd.

By GoldenTree Asset Management, LP

/s/ Karen Weber
Authorized Signatory
Name:	Karen Weber
Title:	Director, Bank Debt

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

SC PRO Loan II Limited

By GoldenTree Asset Management, LP

/s/ Karen Weber
Authorized Signatory
Name:	Karen Weber
Title:	Director, Bank Debt

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Swiss Capital Pro Loan III PLC

By GoldenTree Asset Management, LP

/s/ Karen Weber
Authorized Signatory
Name:	Karen Weber
Title:	Director, Bank Debt

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

The University of Chicago

By GoldenTree Asset Management, LP

/s/ Karen Weber
Authorized Signatory
Name:	Karen Weber
Title:	Director, Bank Debt

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution: J.P. Morgan Europe Limited

by	/s/ Michelle Hunter
Name:	Michelle Hunter
Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution:	JEFFERIES FINANCE LLC

	by	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

Name of Institution:	JFIN CAPITAL LLC

	by	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

Name of Institution:	JFIN FUND III LLC

	by	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

Name of Institution:	JFIN CLO 2012 LTD

By: JEFFERIES FINANCE LLC, as Portfolio Manager

	by	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO

THE FOURTH AMENDMENT

TO THE CREDIT AGREEMENT OF

TV GFI HOLDING COMPANY S.À R.L.

Name of Institution: Silicon Valley Bank

by	/s/ Philip T. Silvia III
Name:	Philip T. Silvia III
Title:	Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Fourth Amendment]